Accumulated other comprehensive loss	6 Months Ended
Jun. 30, 2014
Accumulated other comprehensive loss [Abstract]
Accumulated other comprehensive loss

8.Accumulated other comprehensive loss

In the first half of 2014, Accumulated other comprehensive loss increased with unrealized losses of $2,508, of which $2,662 (loss) resulted from changes in fair value of financial instruments and $154 related to the amortization of loss on the de-designation of one interest rate swap.

In the first half of 2013, Accumulated other comprehensive loss decreased with unrealized gains of $5,089 of which $4,709 (gain) resulted from changes in fair value of financial instruments, $435 related to the amortization of loss on the de-designation of one interest rate swap and a loss of $55 which resulted from changes in the fair value of marketable securities.